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     PAGE 3

SIGNATURE                                            FMC Corporation
                                                     Quarterly Report
                                                     on Form 10-Q for
                                                     June 30, 1995


Exhibit 15     Letter re: Unaudited Interim Financial Information
               --------------------------------------------------







FMC Corporation
Chicago, Illinois


Gentlemen:

Re: Registration Statement No. 33-10661 and No. 33-7749 on Form S-8 and Registration Statement No. 33-45648 on Form S-3.

With respect to the subject registration statements, we acknowledge our awareness of the incorporation by reference of our report dated July 27, 1995 related to our review of interim financial information.


Pursuant to Rule 436(c) under the Securities Act of 1933, such report is not considered a part of a registration statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.



Very truly yours,



KPMG Peat Marwick LLP

Chicago, Illinois
August 11, 1995

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     PAGE 4

SIGNATURE                                            FMC Corporation
                                                     Quarterly Report
                                                     on Form 10-Q for
                                                     June 30, 1995


Exhibit 15     Letter re: Unaudited Interim Financial Information
               --------------------------------------------------



August 9, 1995

Securities and Exchange Commission
Washington, D.C.   20549



We are aware of the incorporation by reference in the Registration Statements (Form S-3 No. 33-45648, Form S-8 No. 33-10661 and Form S-8 No. 33-7749) of FMC
Corporation for the registration of its common stock of our report dated July 20, 1995 relating to the unaudited condensed interim financial statements of United Defense LP which is included in the Form 10-Q of FMC Corporation for the quarter ended June 30, 1995.

Pursuant to Rule 436(c) of the Securities Act of 1933 our report is not a part of the registration statements prepared or certified by accountants within the meaning of Section 7 or 11 of the Securities Act of 1933.


Ernst & Young LLP